ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
Trade payables	$ 94,775	$ 109,236
Inventory commitment reserve	1,440	3,850
Accrued royalties	14,548	13,042
Accrued payroll and related liabilities	17,572	13,009
Deferred Rent	2,597	965
Professional Fees	4,153	1,496
Taxes payable (including sales taxes)	4,070	4,922
Product warranties (note 26(b)(iii))	8,235	7,637
Other	25,005	13,343
Total	$ 172,395	$ 167,500